UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 18, 2002

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices)      (Zip code)

Registrant’s telephone number, including area code: (952) 853-8100

SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release
EX-99.2 Supplementary Information

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c.	Exhibits

	99.1	Ceridian Corporation News Release dated July 18, 2002.

	99.2	Supplementary information reflecting unusual or non-recurring items for quarterly periods since the first quarter of 2001.

Item 9. Regulation FD Disclosure.

     On July 18, 2002, we issued a press release reporting our second quarter 2002 earnings results. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. In addition, copies of supplementary information reflecting unusual or non-recurring items that have affected operating results since the first quarter of 2001, including those referenced in the above mentioned press release, that are contained on our website at www.ceridian.com are attached hereto as Exhibit 99.2, and are incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, General Counsel and Corporate Secretary

Dated: July 18, 2002

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INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing

99.1	Ceridian Corporation News Release dated July 18, 2002.	Filed electronically

99.2	Supplementary information reflecting unusual or non-recurring items for quarterly periods since the first quarter of 2001.	Filed electronically

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